Exhibit 10.2

Baupost Capital, L.L.C.

10 St. James Avenue, Suite 1700

Boston, MA 0211

January 27, 2014

Idenix Pharmaceuticals, Inc.

320 Bent Street

Cambridge, MA 02141

Attn: Ronald C. Renaud, Jr.

Dear Mr. Renaud:

Reference is made to that certain Subscription Agreement, dated as of January 27, 2014, by and between Idenix Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and certain entities managed by The Baupost Group, L.L.C. (collectively referred to herein as “Baupost”).

WHEREAS, Baupost currently owns approximately twenty seven percent (27%) of the outstanding shares of Common Stock, $0.001 par value per share of the Company;

WHEREAS, Baupost and the Company have, on the date hereof, entered into a Subscription Agreement pursuant to which the Company has agreed to sell, and Baupost has agreed to purchase, at a price of $6.50 per share, 16,420,241 shares of the Company’s Common Stock (the “Financing”);

WHEREAS, as a condition to the Financing, the parties have agreed that Baupost shall have the right to designate one representative of Baupost to attend all meetings of the Board of Directors of the Company (the “Board”) and the committees of the Board in a nonvoting observer capacity.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Letter Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Baupost agree as follows:

1. Board Observer Right. Effective as of the closing of the transactions contemplated by the Subscription Agreement (the “Closing”), subject to the terms and conditions of this Letter Agreement, the Company shall invite a representative of Baupost to attend all meetings of the Board and the committees of the Board in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided however, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if (i) access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel; (ii) access to such information or attendance at such meeting could result in disclosure of trade secrets to Baupost or its representative; or (iii) Baupost or its representative is a direct competitor of the Company. Baupost agrees, and any representative of Baupost will agree, to hold in confidence and trust all information provided to it in connection with its observer rights under this Letter Agreement, except to the extent otherwise required by law and any other regulatory process to which Baupost is subject.

2. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR ANY OTHER AGREEMENT ENTERED INTO BY THE PARTIES ON THE DATE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

3. Governing Law. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as they apply to contracts entered into and to be wholly performed within the State of Delaware by residents of such state.

4. Termination. Baupost’s rights under this Letter Agreement shall terminate and be of no further force and effect as of the time at which Baupost no longer holds at least twenty-five percent (25%) of the outstanding common stock of the Company. The confidentiality provisions contained herein will survive any termination of this Letter Agreement.

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Please sign below to acknowledge your agreement with the foregoing.

Very truly yours,

BAUPOST PRIVATE INVESTMENTS A-1, L.L.C.

By:	Baupost Limited Partnership 1983 A-1, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

BAUPOST PRIVATE INVESTMENTS B-1, L.L.C.

By:	Baupost Limited Partnership 1983 B-1, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

BAUPOST PRIVATE INVESTMENTS C-1, L.L.C.

By:	Baupost Limited Partnership 1983 C-1, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

[Signature Page to Side Letter]

Please sign below to acknowledge your agreement with the foregoing.

BAUPOST PRIVATE INVESTMENTS H-1, L.L.C.

By:	HB Institutional Limited Partnership, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

BAUPOST PRIVATE INVESTMENTS P-1, L.L.C.

By:	PB Institutional Limited Partnership, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

BAUPOST PRIVATE INVESTMENTS Y-1, L.L.C.

By:	YB Institutional Limited Partnership, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

[Signature Page to Side Letter]

Please sign below to acknowledge your agreement with the foregoing.

BAUPOST PRIVATE INVESTMENTS BVI-1, L.L.C.

By:	Baupost Value Partners, L.P.-I, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

BAUPOST PRIVATE INVESTMENTS BVII-1, L.L.C.

By:	Baupost Value Partners, L.P.-II, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

BAUPOST PRIVATE INVESTMENTS BVIII-1, L.L.C.

By:	Baupost Value Partners, L.P.-III, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

[Signature Page to Side Letter]

Please sign below to acknowledge your agreement with the foregoing.

BAUPOST PRIVATE INVESTMENTS BVIV-1, L.L.C.

By:	Baupost Value Partners, L.P.-IV, its sole member

	By:	The Baupost Group, L.L.C., its managing general partner

		By:	/s/ Gregory Ciongoli
Name:
			Title:	Partner

[Signature Page to Side Letter]

Agreed and acknowledged as of the date first set forth above:

Idenix Pharmaceuticals, Inc.

By:	/s/ Ronald C. Renaud, Jr.

Name:	Ronald C. Renaud, Jr.

Title:	President and Chief Executive Officer

[Signature Page to Side Letter]